UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2006

VESTIN REALTY TRUST II, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-125121	20-4028954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8379 WEST SUNSET ROAD
LAS VEGAS, NEVADA 89113
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation.

On March 7, 2006, the Board of Directors of Vestin Realty Trust II, Inc. (the “Company”) approved a change in the Company’s corporate name to “Vestin Realty Mortgage II, Inc.” to better identify the Company and permit it to qualify to do business in the State of Nevada.  The name change was effected on March 15, 2006 upon the filing of an amendment to the Company’s Articles of Incorporation with the Maryland State Department of Assessments and Taxation. A copy of the amendment is being filed as exhibit concurrently herewith.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Articles of Amendment of Vestin Realty Trust II, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY TRUST II, INC.

	By	Vestin Mortgage, Inc., its sole manager

Date: March 20, 2006	By	/s/ John Alderfer
John Alderfer
Chief Financial Officer